UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8−K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 1, 2006

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8−K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act
(17 CFR 240.14a−12)

☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act
(17 CFR 240.14d−2(b))

☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act
(17 CFR 240.13e−4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 7, 2006, Southern Union Company ("Southern Union" or the "Company") announced that it had appointed Richard N. Marshall, 49, as senior vice president and chief financial officer of the Company effective November 1, 2006. Mr. Marshall succeeds Julie H. Edwards, who will continue as a senior vice president concentrating on corporate development opportunities.

Mr. Marshall, 49, has been treasurer of the Company since 2001. From 1985 until its acquisition by Southern Union, Mr. Marshall served in various financial and regulatory roles for Pennsylvania Enterprises, Inc. Prior to being named Southern Union treasurer, Marshall was vice president, rates and regulatory affairs for the company’s Pennsylvania natural gas distribution division.

Mr. Marshall will be paid an annualized base salary of $295,000 and will be eligible for an annual incentive bonus of up to 50 percent of his annualized salary. Mr. Marshall will not have an employment agreement with the Company.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 7, 2006, the Company issued a press release relating to the appointment of Richard N. Marshall as senior vice president and chief financial officer replacing Julie H. Edwards, effective November 1, 2006. Ms. Edwards will continue with the Company as a senior vice president, concentrating on corporate development opportunities. A copy of that release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

                            Exhibit No.                          Exhibit

99.1	Company’s November 7, 2006, Press Release.

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)

Date: November 7, 2006      /s/ Robert M. Kerrigan, III
                                     Name: Robert M. Kerrigan, III
                                     Title: Vice President - Assistant General
                                                        Counsel and Secretary

EXHIBIT INDEX

                          Exhibit No.                         Description

99.1	Company’s November 7, 2006, Press Release